UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 25, 2015

        Capital Auto Receivables Asset Trust 2015-3

(Issuing Entity with respect to Securities)

        Capital Auto Receivables LLC

(Depositor with respect to Securities)

Delaware	333-201235-03	47-7162564
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

Capital Auto Receivables LLC 200 Renaissance Center Detroit, Michigan	48265
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, including area code:	1-866-710-4623

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 and 8.01.     Entry into a Material Definitive Agreement and Other Events

Capital Auto Receivables LLC (“Capital Auto”) has registered an issuance of $11,318,208,000 in principal amount of asset backed notes on Form S-3 (Registration File No. 333-201235) under the Securities Act of 1933, as amended (the “Act”), filed on December 23, 2014 (the “Registration Statement”).

On August 25, 2015, Capital Auto and Ally Financial Inc. entered into an Underwriting Agreement with Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC, J.P. Morgan Securities LLC and SG Americas Securities, LLC, as underwriters (collectively, the “Underwriters”), for the sale of the Class A-1b Asset Backed Notes (the “Class A-1b Notes”) of Capital Auto Receivables Asset Trust 2015-3 (the “Issuing Entity”). The Class A-1b Notes have an aggregate principal balance of $131,000,000. The Class A-1b Notes have been registered pursuant to the Act under the Registration Statement. It is expected that the Class A-1b Notes will be sold to the Underwriters on or about August 27, 2015 (the “Closing Date”) .

This Current Report on Form 8-K is being filed to satisfy an undertaking to file copies of certain agreements executed in connection with the issuance of the Class A-1b Notes, the forms of which were filed as Exhibits to the Registration Statement.

The Class A-1b Notes evidence indebtedness of the Issuing Entity, the assets of which consist primarily of motor vehicle retail instalment sale contracts (the “Receivables”) secured by new and used automobiles and light duty trucks financed thereby.

Legal opinions of Kirkland & Ellis LLP are attached as Exhibit 5.1 and Exhibit 8.1.

Item 9.01.	Exhibits

Exhibit 1.1	Underwriting Agreement, dated as of August 25, 2015, by and among Ally Financial Inc., Capital Auto Receivables LLC and Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC, J.P. Morgan Securities LLC and SG Americas Securities, LLC, as underwriters.

Exhibit 5.1	Opinion of Counsel of Kirkland & Ellis LLP, dated as of August 26, 2015.

Exhibit 8.1	Opinion of Counsel of Kirkland & Ellis LLP, dated as of August 26, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPITAL AUTO RECEIVABLES LLC

By:	/s/ M. T. St. Charles

Name:	M. T. St. Charles
Title:	Vice President

Dated: August 26, 2015

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 1.1	Underwriting Agreement, dated as of August 25, 2015, by and among Ally Financial Inc., Capital Auto Receivables LLC and Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC, J.P. Morgan Securities LLC and SG Americas Securities, LLC, as underwriters.

Exhibit 5.1	Opinion of Counsel of Kirkland & Ellis LLP, dated as of August 26, 2015.

Exhibit 8.1	Opinion of Counsel of Kirkland & Ellis LLP, dated as of August 26, 2015.